UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2006 (March 27, 2006)

Hughes Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51784	13-3871202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11717 Exploration Lane Germantown, Maryland	20876
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 428-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

(a) On March 27, 2006, Hughes Communications, Inc. (the “Company”) entered into a management and advisory services agreement with its subsidiary, Hughes Network Systems, LLC (“HNS”). Under this agreement, the Company will provide HNS, through its officers and employees, with general support, advisory and consulting services in relation to HNS’s business. HNS will pay the Company a quarterly fee of $250,000 for these services in addition to reimbursing the Company for its out of pocket costs and expenses incurred in connection with the services, including an amount equal to 102% of any related salary and benefits costs. A copy of the management and advisory services agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(b) On March 28, 2006, the Company entered into an assignment and assumption agreement with HNS. This agreement was effective as of February 3, 2006. Under this agreement, the Company assumed the employment agreements and the restricted unit purchase agreements for each of the following executive officers: Pradman P. Kaul, T. Paul Gaske, Bahram Pourmand and Adrian Morris.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On March 29, 2006, the Company announced that its wholly owned subsidiaries, HNS and HNS Finance Corp., intend to offer $375.0 million in aggregate principal amount of senior notes due 2014 (the “Notes”) in a private placement, subject to market and other conditions (the “Proposed Financing”). The press release related to the Proposed Financing is attached as Exhibit 99.1 and is incorporated herein by reference.

Furnished as Exhibit 99.2 hereto is certain information concerning HNS that is being provided to certain persons in connection with the Proposed Financing.

The information contained in this report is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The offering of the Notes will not be registered under the Securities Act of 1933 and the Notes may not be offered or sold within the United States, or to, or for the account or benefit of, any United States persons absent such registration or an applicable exemption from such registration requirement.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this Current Report on Form 8-K are listed on the Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Communications, Inc.

Date: March 29, 2006	By:	/S/ DEAN A. MANSON
Name: Dean A. Manson
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Management and Advisory Services Agreement.

99.1	Press release dated March 29, 2006 regarding the proposed offering of the Notes.

99.2	Regulation FD Disclosure.